STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011, As Revised October 11, 2011

The Alger Portfolios (the “Fund”) is a registered investment company — a mutual fund — that presently offers interests of one or two classes in the following seven portfolios (the “Portfolios”):

	Class	Ticker Symbol
Alger Capital Appreciation Portfolio	I-2	ALVOX
S
Alger Large Cap Growth Portfolio	I-2	AAGOX
S
Alger Mid Cap Growth Portfolio	I-2	AMGOX
S
Alger SMid Cap Growth Portfolio	I-2	AAMOX
Alger Small Cap Growth Portfolio	I-2	AASOX
S
Alger Growth & Income Portfolio	I-2	AIGOX
Alger Balanced Portfolio	I-2	ABLOX

The Fund is designed to permit insurance companies that issue variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to offer VA contract and VLI policy holders the opportunity to participate in the performance of one or more of the Portfolios. The Fund also offers participation to qualified pension and retirement plans (the “Plans”) which elect to make the Fund an investment option for plan participants.

Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Statement of Additional Information is not a Prospectus. This document contains additional information about the portfolios and supplements information in the Prospectuses dated May 1, 2011 for each portfolio. It should be read together with a Prospectus which may be obtained free of charge by writing the portfolios c/o Boston Financial Data Services, Inc., Attn: The Alger Portfolios, P.O. 8480, Boston, MA 02266-8480 or by calling (800) 992-3863 or at the portfolios’ website at http://www.alger.com.

CONTENTS

Investment Strategies and Policies	2
Net Asset Value	17
Purchases and Redemptions	18
Exchanges	19
Participating Insurance Companies and Plans	19
Management	20
Board of Trustees of the Fund	20
Independent Registered Public Accounting Firm	26
Code of Ethics	26
Expenses	27
Dividends and Distributions	27
Taxes	27
Custodian	28
Transfer Agent	28
Counsel to the Fund	28
Certain Shareholders	28
Organization	31
Proxy Voting Policies and Procedures	32
Investor and Shareholder Information	34
Financial Statements	34
Potential Conflicts of Interest	34
Appendix	A-1

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectuses discuss the investment objectives of the Portfolios and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. There is no guarantee that any Portfolio’s objectives will be achieved.

In General

The Fund is a diversified, open-end management investment company that offers a selection of seven portfolios, each having distinct investment objectives and policies.

Each Portfolio other than the fixed-income portion of Alger Balanced Portfolio seeks to achieve its objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the development stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Alger Balanced Portfolio and Alger Growth & Income Portfolio) in money market instruments and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.

Each of the Portfolios may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to seek to increase gains and to hedge against the risk of unfavorable price movements.

The investment strategies of Fred Alger Management, Inc. (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks held by the Portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a Portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Portfolios’ securities holdings by replacing individual stocks, or reducing or increasing their relative weighting in other Portfolios, with stocks evaluated as having better appreciation potential, or improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the Portfolios’ overall objectives. The Portfolios’ portfolio turnover rates may vary significantly from year to year as a result of the Portfolios’ investment process.

There is no guarantee that a Portfolio’s investment objectives will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Portfolio may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The

Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Convertible Securities

Each Portfolio may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations

Each Portfolio may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Portfolio may invest in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other such obligations may be supported by the right of the issuer to borrow from the Treasury; by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others have been supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers’ acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Mortgage-Backed Securities
(Alger Balanced Portfolio)

The Alger Balanced Portfolio may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private mortgage pass-through securities or collateralized mortgage obligations (“CMOs”), as described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or Federal Home Loan Mortgage Commission (“FHLMC”). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. FNMA has been placed into conservatorship of the Federal Housing Financing Agency (“FHFA”). Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof has been obligated to finance FNMA’s operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law. FHLMC has been placed into conservatorship of the FHFA. Neither the United States nor any agency thereof has been obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditwor-thiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

•  In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre-payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

•  A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

•  An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

•  As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

•  A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

•  A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

Asset-Backed Securities
(Alger Balanced Portfolio)

The Alger Balanced Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

Lower-Rated Securities
(Alger Balanced Portfolio)

The Alger Balanced Portfolio may invest up to 10% of its net assets in fixed-income securities rated below investment grade (“high-yield securities,” or “junk bonds”), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor’s, Fitch, and Dominion, Ba and B of Moody’s, bb and b of A.M. Best) by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer’s ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by NRSROs do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. To the extent that the Portfolio invests in such securities, the achievement of its investment objective may be more dependent on Alger Management’s own credit analysis. If a security in which the Portfolio has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio’s holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, as authorized and directed by the Fund’s Board of Trustees, reviews the credit worthiness of those banks, dealers and clearing corporations with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Reverse Repurchase Agreements
(Alger Balanced Portfolio)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. The Portfolio will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the “Act”), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

Firm Commitment Agreements and
When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. A Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities

Each Portfolio may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15% of a Portfolio’s net assets. Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class of securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities Exchange Commission (the “SEC”) specifically stated that the restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Portfolios’ adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

A Portfolio will not invest more than 15% of its net assets in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Portfolio may sell securities “short against the box.” While a short sale is the sale of a security the Portfolio does not own, it is “against the box” if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Portfolio Securities

Each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities, including accrued interest, exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund’s Board of Trustees must terminate the loan and regain the right to vote the securities.

A Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Smaller Capitalization Companies

Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies, in which Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio are likely to invest, may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Foreign Securities

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency exchange rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on a foreign exchange may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Portfolio’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Portfolio, Alger Management and its affiliates and its clients and other service providers. The Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Portfolio does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s net asset value will be adversely affected. If the Portfolio hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Portfolio will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities
(Alger Balanced Portfolio)

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions

Each Portfolio may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Portfolios may use include options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Portfolio and there is no assurance that any derivatives strategy used by the Portfolio will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Portfolio’s other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Portfolio, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before a Portfolio enters into such transactions or makes any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Options

Each Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. Hedging transactions are intended to reduce the risk of price fluctuations. A Portfolio may write an option on a security only if the option is “covered.” Although the Portfolios will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio’s total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A call option written by a Portfolio on a security is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option written by a Portfolio is “covered” if the Portfolio maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if a Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when a Portfolio so desires.

A Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in a particular option so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the option. If a Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise cover the position.

In addition to options on securities, the Portfolios may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio would be obligated, in return for the premium received, to make delivery of this amount. A Portfolio could offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it could let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios would not purchase these options unless Alger Management were satisfied with the development, depth and liquidity of the market and Alger Management believed the options could be closed out.

Price movements in a Portfolio’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolios in put and call options, there can be no assurance that a Portfolio will succeed in any option-trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures
(Alger Capital Appreciation Portfolio and Alger SMid Cap Growth Portfolio)

If a Portfolio utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specified future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Portfolio would purchase and sell futures contracts on the stock index for which it could obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities, although it has not invested in index futures in the past.

The risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over-hedging” or “under-hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Portfolio’s securities which were the subject of the hedge. In addition, the Portfolio’s purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the market-to-market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio were to exercise an option on a futures contract it would be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

Each Portfolio may borrow from banks for temporary or emergency purposes. In addition, Alger Capital Appreciation Portfolio and Alger SMid Cap Growth Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio’s shares will decrease faster than would otherwise be the case. A Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Interfund Loans

The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other Portfolios, and each Portfolio may borrow in an amount up to 10% of its net assets from other Portfolios. If a Portfolio has borrowed from other Portfolios and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other Portfolios. The ability of the Portfolio to lend cash to or borrow cash from other Portfolios is subject to certain other terms and conditions. The Trust’s Board of Trustees is responsible for overseeing the interfund lending program.

Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, each Portfolio may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in the Portfolio’s investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by a Fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Master Limited Partnerships

Each Fund may invest in Master Limited Partnerships (“MLP”).  An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes.  MLPs generally have two classes of owners, the general partner and limited partners.  The general partner typically controls the partnership’s operations and management. The Funds may purchase publicly traded common units issued to limited partners of MLPs.  MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock.  MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders.  The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP.  Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume.  MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.

Venture Capital and Private Equity Investments

A Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments.  To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity (the “Special Investment Opportunities”).  There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support.  Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices.  As a result, a Fund that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements.  Investment in Special Investment Opportunities may cause a Fund to be less liquid than would otherwise be the case.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by each of the Portfolios as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the Act as the lesser of (a) 67% or more of the shares of the Portfolio present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Each of the Portfolios’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time.

For each Portfolio:

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Portfolio’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Portfolio.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not purchase, hold or deal in real estate, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest in physical commodities or physical commodities contracts, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Portfolio’s total assets).

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Fund’s other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio’s assets will not constitute a violation of the restriction.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund’s Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make also may be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger Inc.”) if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund’s Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios.

Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which includes certain securities traded in the over-the-counter markets, money market investments and most debt securities.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Portfolios paid commissions with portfolio transactions as follows:

	Broker Commissions for 2008
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$2,418,368	$794,900	32.87%	40.20%	$179,196,011	$252,814
Alger Large Cap Growth Portfolio	1,547,897	683,826	44.18%	53.30%	132,553,348	169,775
Alger Mid Cap Growth Portfolio	2,193,899	857,291	39.08%	52.62%	178,409,826	259,990
Alger SMid Cap Growth Portfolio	6,261	1,242	19.84%	21.28%	237,259	428
Alger Small Cap Growth Portfolio	1,038,890	339,073	32.64%	35.79%	54,929,955	113,492
Alger Growth & Income Portfolio	89,336	58,961	66.00%	71.35%	3,227,037	3,656
Alger Balanced Portfolio	226,983	115,252	50.78%	60.22%	18,586,027	23,764
	$7,521,634	$2,850,545	37.90%	47.73%	$567,139,463	$823,919

	Broker Commissions for 2009
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$1,722,011	$1,017,877	59.11%	63.97%	$103,409,463	$197,530
Alger Large Cap Growth Portfolio	531,719	314,830	59.21%	61.91%	46,811,392	51,556
Alger Mid Cap Growth Portfolio	1,348,763	738,773	54.77%	59.85%	96,987,444	182,735
Alger SMid Cap Growth Portfolio	3,345	1,464	43.77%	45.44%	163,177	328
Alger Small Cap Growth Portfolio	1,069,487	500,693	46.82%	50.18%	51,542,163	116,143
Alger Growth & Income Portfolio	49,115	32,500	66.17%	70.21%	2,579,513	4,849
Alger Balanced Portfolio	116,191	60,588	52.15%	55.52%	8,865,528	14,208
	$4,840,631	$2,666,725	55.09%	59.96%	$310,358,680	$567,349

	Broker Commissions for 2010
		Paid to Alger Inc.			Soft Dollar Transactions
	Total paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar amount of transaction effected through Alger Inc.	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$1,021,810	$479,776	46.95%	55.39%	$131,451,888	$165,486
Alger Large Cap Growth Portfolio	390,511	170,999	43.79%	50.20%	67,202,196	70,874
Alger Mid Cap Growth Portfolio	1,042,291	387,889	37.22%	45.75%	111,422,670	174,922
Alger SMid Cap Growth Portfolio	91,439	40,292	44.06%	47.40%	9,175,774	14,732
Alger Small Cap Growth Portfolio	1,007,859	353,081	35.03%	37.14%	94,326,892	174,626
Alger Growth & Income Portfolio	32,419	14,770	45.56%	47.56%	4,283,087	5,379
Alger Balanced Portfolio	46,105	18,872	40.93%	46.25%	7,826,199	9,167
	$3,632,434	$1,465,679	40.35%	47.80%	$425,688,707	$615,186

Disclosure of Portfolio Holdings

The Trustees have adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

In addition to the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolios will communicate with these third parties to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolios’ Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Trustees periodically review a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds, including the Fund. Such information will include, but not be limited to, relative weightings and characteristics of Portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Portfolios at (800) 992-3863 to obtain such information.

Each Portfolio provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reuters, and Bloomberg. Each Portfolio has ongoing arrangements to provide its portfolio holdings to each of Morningstar, Lipper and Standard & Poor’s. Neither the Fund nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Portfolios and may therefore be subject to fees applicable to all shareholders.

NET ASSET VALUE

The price of one share of a class is its “net asset value.” Net asset value is computed by adding the value of the Portfolio’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of the two classes may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Portfolios are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund’s Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund’s Board of Trustees. Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair values of these securities as of the close of the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open.

Valuations of money market instruments with maturities of 60 days or less held by the Portfolios are based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Portfolios are offered by the Fund on a continuous basis to separate accounts of certain life insurance companies (“Participating Insurance Companies”) and to Plans. Shares are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the “Distribution Agreement”) which provides that Alger Inc. accepts orders for shares at net asset value and no sales commission or load is charged.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Plan. The Fund does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies’ prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio, during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Distribution and Shareholder Servicing Plan

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Act, each Portfolio that offers Class S shares may pay Alger Inc. a fee,

at an annual rate of up to 0.25% of the average daily net assets of the Portfolio allocable to Class S shares of the Portfolio, for remittance to Participating Insurance Companies and qualified plan service providers as compensation for distribution assistance and shareholder services with respect to Class S shares. The Plan is a “compensation” type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to the Class S shares of a Portfolio for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class S shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; compensating agents; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on February 5, 2002, and it became effective on May 1, 2002. The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“Independent Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class S shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class S shares of the Portfolio or by vote of a majority of the Independent Trustees (defined below).

During the fiscal year ended December 31, 2010, the Fund paid $213,104 to Alger Inc. under the Plan. Alger Inc.’s selling expenses during that period were as follows for the Portfolios:

The Alger Portfolios - Class S Shares

	Capital Appreciation Portfolio	Large Cap Growth Portfolio	Mid Cap Growth Portfolio	Small Cap Growth Portfolio	Balanced Portfolio*	Total
Advertising & Promotion	$2,482	$720	$1,369	$8,620	$44	$13,235
Compensation to Dealers	31,693	21,783	22,156	135,048	678	211,358
Compensation to Sales Personnel	6,837	2,030	3,894	23,919	122	36,802
Printing	382	118	228	1,346	6	2,080
Total Selling Expenses	41,394	24,651	27,647	168,933	850	263,475

*  Balanced Portfolio offered Class S shares through November 23, 2010

EXCHANGES

Shareholders may exchange some or all of their Portfolio shares for shares of the same class of another Portfolio in The Alger Portfolios. Shares may be exchanged via telephone in certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine whether telephone instructions are genuine. They include requesting identification, and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information about telephone exchanges, contact the Transfer Agent. The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

PARTICIPATING INSURANCE COMPANIES AND PLANS

The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Fund may offer its shares to Plans. Nevertheless, the Fund’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan Participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Fund assumes no responsibility for such prospectuses or plan documents.

Tax qualified plans may also invest in the Fund. The Fund assumes no responsibility for confirming the tax status of shareholders, or their effect on the tax status of other Fund shareholders.

MANAGEMENT

Trustees and Officers of the Fund

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee. The Audit Commitee oversees (a) the Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund’s financial statements and the independent audit thereof. The current members of the Audit Committee, which met six times during the Fund’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to elect and nominate all candidates who are Independent Trustees for election to the Fund’s Board. The Nominating Committee, which met twice during the Fund’s last fiscal year, is composed of all Trustees who are not “interested persons” (as defined in the Act) of the Fund, and are not affiliated with the Manager (“Independent Trustees”).

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

BOARD OF TRUSTEES OF THE FUND

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Fund’s and the Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Fund or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

The Act requires that at least 40% of a fund’s Trustees not be “interested persons” (as defined in the Act) of the fund and as such are not affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 85% of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

			Number of
	Position(s)		Portfolios in the	Other
	Held with the		Alger Fund	Directorships
	Trust and		Complex(3) which	Held by Trustee
Name (Age)	Length of		are Overseen by	During Past Five
and Address(1)	Time Served	Principal Occupation(s) During Past Five Years	Trustee	Years
Interested Trustee (2)

Hilary M. Alger (49)	Trustee since 2007	Director of Development, Pennsylvania Ballet since 2004.	25	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater

Non-Interested Trustees

Charles F. Baird, Jr. (58)	Trustee since 2007	Managing Director of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products).	25

Roger P. Cheever (66)	Trustee since 2007	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	25

Lester L. Colbert, Jr. (77)	Trustee since 2007	Private investor since 1988.	25	Director of a private company; Director of National Museum of American History at the Smithsonian Institution, Washington, DC until 2008

Stephen E. O’Neil (79)	Trustee since 1988	Attorney. Private Investor since 1981.	25

David Rosenberg (48)	Trustee since 2007	Associate Professor of Law since January 2006, Zicklin School of Business, Baruch College, City University of New York.	25

Nathan E. Saint-Amand M.D. (73)	Trustee since 1988	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	25

(1) The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2) Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Fund’s or the Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Fund and the Alger Fund Complex mutual funds for at least 3 years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•  Hilary M. Alger—In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 10 years experience in development for non-profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•  Charles F. Baird, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), Mr. Baird has over 30 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•  Roger P. Cheever—Mr.Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds for over 4 years, and has been a Board member of some since 2000. Mr. Cheever has over 30 years of experience in the development and management of non-profit entities.

•  Lester L. Colbert, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1974), and his service on the Audit Committee of the Fund, Mr. Colbert also served as an officer and director of a private company for over 16 years. He also has over 20 years of experience as a private investor.

•  Stephen E. O’Neil—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Fund, Mr. O’Neil has over 40 years experience as a lawyer and private investor.

•  David Rosenberg—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 10 years of experience as a professor of business law.

•  Nathan E. Saint-Amand, M.D.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 40 years and has served on the boards of several non-profit entities.

The officers of the Fund, their principal occupations, and other information, are shown below.

Name, (Age), Position with the Fund and Address(1)	Principal Occupations	Officer Since
Dan C. Chung (48) President	Chief Executive Officer since 2006, and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Analysts Resources, Inc. (“Resources”).	2001

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management.	2005

Hal Liebes (46) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of Resources.	2005

Lisa A. Moss (45) Assistant Secretary	Senior Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (58) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since May 2006.	2006

(1)  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003. Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer of the Fund. Each Portfolio pays each Independent Trustee a fee of $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $15,000 per annum paid pro rata by each Fund in the Alger Fund Complex.

Additionally, each Portfolio pays each member of the Audit Committee $75 for each meeting attended to a maximum of $300 per annum.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2010. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended December 31, 2010.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Fund	Total Compensation Paid to Trustees from The Alger Fund Complex
Charles F. Baird, Jr.	$21,000	$81,000
Roger P. Cheever	$23,700	$96,000
Lester L. Colbert, Jr.	$23,100	$89,100
Stephen E. O’Neil	$23,100	$89,100
David Rosenberg	$21,000	$81,000
Nathan E. Saint-Amand	$23,100	$89,100

The following table shows each Trustee’s beneficial ownership as of December 31, 2010, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Portfolios, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Name of Trustee	Capital Appreciation	Large Cap Growth	Mid Cap Growth	SMid Cap Growth	Small Cap Growth	Growth & Income	Balanced	Aggregate Dollar Range of Equity Securities of Funds Overseen by Trustee in Alger Fund Complex
Interested Trustees
Hilary M. Alger	A	A	A	G	A	A	A	G
Independent Trustees
Charles F. Baird, Jr.	A	A	A	A	A	A	A	A
Roger P. Cheever	A	A	A	A	A	A	A	E
Lester L. Colbert, Jr	A	A	A	A	A	A	A	D
Stephen E. O’Neil	A	A	A	A	A	A	A	A
David Rosenberg	A	A	A	A	A	A	A	A
Nathan E. Saint-Amand	A	A	A	A	A	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2010, had approximately $10.2 billion in mutual fund assets under management as well as $5.1 billion in other assets under management. Alger Management is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom indirectly owns approximately 33% of the voting rights of Alger Management.

Alger Management serves as investment adviser to the Portfolios pursuant to a written agreement between the Fund, on behalf of the Portfolios, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Portfolios, placing orders to purchase and sell securities on behalf of the Portfolios, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Portfolio’s broker in effecting most portfolio transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Fund who are employed by Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Fund has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

Portfolio	Advisory Fee Rate
Alger Capital Appreciation Portfolio	.81%
Alger Large Cap Growth Portfolio	.71
Alger Mid Cap Growth Portfolio	.76
Alger SMid Cap Growth Portfolio	.81
Alger Small Cap Growth Portfolio	.81
Alger Growth & Income Portfolio	.585
Alger Balanced Portfolio	.71

During the fiscal years listed below, Alger Management earned the following under the terms of the Advisory Agreement:

	For the Year Ended
	12/31/2010	12/31/2009	12/31/2008
Alger Capital Appreciation Portfolio	$2,169,099	$1,736,825	$2,558,428
Alger Large Cap Growth Portfolio	$2,432,769	$2,174,704	$3,022,785
Alger Mid Cap Growth Portfolio	$1,382,154	$1,211,404	$1,916,928
Alger SMid Cap Growth Portfolio	$414,632	$9,682	$12,903
Alger Small Cap Growth Portfolio	$3,888,776	$2,625,117	$3,772,039
Alger Growth & Income Portfolio	$189,172	$178,039	$270,631
Alger Balanced Portfolio	$866,232	$853,350	$1,259,486

From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolios for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management’s or its affiliates’ resources, and not from the assets of the Fund.

Pursuant to a separate administration agreement between the Fund, on behalf of the Portfolios, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Portfolios, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolios; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Portfolio’s investment portfolio and the publication of the net asset value of each Portfolio’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Portfolios, including the Portfolios’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Portfolios; and supervising compliance by the Portfolios with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of a Portfolio’s average daily net assets. Pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Portfolios, for a fee of 0.014% of the Portfolios’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH is providing accounting and bookkeeping services and calculation of the net asset value of the Portfolios’ shares.

During the fiscal year ended December 31, 2010, Alger Management earned under the terms of the Administration Agreement, $73,642 in respect of the Capital Appreciation Portfolio; $94,227 in respect of the Large Cap Growth Portfolio; $50,012 in respect of the Mid Cap Growth Portfolio; $14,077 in respect of the SMid Cap Growth Portfolio; $132,026 in respect of the Small Cap Growth Portfolio; $8,893 in respect of the Growth & Income Portfolio; and $33,551 in respect of the Balanced Portfolio.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm’s overall financial results and profitability;

•  the firm’s overall investment management performance;

•  current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio; and

•  the individual’s leadership contribution within the firm.

Other Accounts Managed by Portfolio Managers

The numbers and assets ($1,000,000s) of other accounts managed by the portfolio managers of the Portfolios as of December 31, 2010 are as follows.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dan C. Chung*	11($2,741.4)	4($51.7)	13($880.0)
Ankur Crawford Ph.D.	2($1,135.4)	1($27.8)	—
Jill Greenwald	7($3,443.5)	1($14.1)	30($1,644.0)
Patrick Kelly*	5($3,081.4)	3($669.6)	38($1,922.4)
Maria Liotta	3($1,368.1)	1($21.8)	—
Andrew Silverberg	3($403.4)	1($14.9)	—
Steve Thumm	3($127.4)	—	1($1.9)
Michael Young	2($1,135.4)	1($21.8)	—

*The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle.  The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of $8.3 million as of December 31, 2010.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of the date of this Statement of Additional Information, by dollar range, in the shares of the Portfolio(s) that he or she manages. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–50,000; D = $50,001–$100,000; E = $100,001–$250,000; F=$250,001–$500,000; G = $500,001–$1,000,000; H = over $1,000,000.

Portfolio Manager	Portfolio	Range
Dan C. Chung	Large Cap Growth Mid Cap Growth SMid Cap Growth Growth & Income	E A A A
Ankur Crawford Ph.D.	Mid Cap Growth	A
Jill Greenwald	SMid Cap Growth Small Cap Growth	A A
Patrick Kelly	Capital Appreciation	F
Maria Liotta	Mid Cap Growth	A
Andrew Silverberg	Growth & Income Balanced	A
Steve Thumm	Balanced	A
Michael Young	Mid Cap Growth	A

Distributor

Alger Inc., the principal underwriter for the Fund, is located at 111 Fifth Avenue, New York, NY 10003. It is an affiliate of Alger Management.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, American Enterprise Investment, Charles Schwab, CitiStreet Retirement Services, First Clearing LLC, GWFS, Hartford, ING, LPL Financial Corporation, Merrill Lynch, M&I Brokerage Services Inc., MML Investors Services Inc., Morgan Stanley, National Financial Services, Nationwide Investment Services Corp., Pershing, Princor Financial, Prudential, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund’s Code of Ethics by calling the Fund toll-free at (800) 992-3863.

EXPENSES

Each Portfolio will generally bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class S shares of each Portfolio may pay Alger Inc. for expenses incurred in distributing shares of that class and for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DIVIDENDS AND DISTRIBUTIONS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder’s account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. Any dividends of the Portfolios will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the relevant Portfolio for federal income tax purposes.

The classes of a Portfolio may have different dividend and distribution rates. Class I-2 dividends generally will be greater than those of Class S due to the 12b-1 fees associated with Class S shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Each Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.

As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.

The Fund distributes shares in the Portfolios to Participating Insurance Companies which will hold those shares, directly or indirectly, in a “segregated asset account” within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.

The Fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as “annuity contracts” or “life insurance” for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.

Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59 1/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolios’ assets.

TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Portfolios, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund, and distributes any dividends and distributions payable by the Portfolios.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to act as liaison and provide administrative oversight of Boston Financial and related services. Alger Management is paid on a per account basis for these services. During the fiscal year ended December 31, 2010, Alger Management earned under the terms of the Shareholder Administrative Services Agreement, $15,688 with respect to Capital Appreciation Portfolio; $19,615 with respect to Large Cap Growth Portfolio; $10,256 with respect to Mid Cap Growth Portfolio; $3,592 with respect to SMid Cap Growth Portfolio; $30,179 with respect to Small Cap Growth Portfolio; $1,856 with respect to Growth & Income Portfolio and $6,989 with respect to Balanced Portfolio.

COUNSEL TO THE FUND

The law firm Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, acts as counsel to the Fund.

CERTAIN SHAREHOLDERS

At March 31, 2011, the Fund’s officers and Trustees as a group owned directly less than 1% of any Portfolio’s shares.

The following table contains information regarding persons known by the Fund to own beneficially or of record 5% or more of the shares of a class of any Portfolio. All holdings are expressed as a percentage of a Portfolio’s outstanding shares of a class as of March 31, 2011. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

	Class I-2 Shares
Name and Address of Shareholders	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
Allmerica Financial Life Insurance and Annuity Company 1 SW Security Benefit Place Topeka KS 66636	10.10%						30.31%*
Ameritas Life Insurance Co. Separate Acct. VA-2 Variable Annuity Product P.O. Box 82550 Lincoln, NE 68501							9.44%
Ameritas Life Ins. Corp. Separate Account D P.O. Box 81889 Lincoln, NE 68501-1889							5.01%
AUL American Unit Trust One American Square P.O. Box 1995 Indianapolis, IN 46206		12.80%
AUL Group Retirement Annuity Separate Account II One American Square P.O. Box 1995 Indianapolis, IN 46206	7.40%	16.69%					7.13%
GE Life & Annuity Assurance Co. Separate Acct. III 6610 W. Broad St. Richmond, VA 23230		11.95%			6.96%
Great-West Life & Annuity Insurance Co. Future Fund Series 8515 East Orchard Road Englewood, CO 80111-5002			8.62%
Group Unallocated VA American Natl. Ins. Co. 1 Moody Plaza Galveston, TX 77550-7947						5.71%
Hartford Life and Annuity Separate Accounts Attn: Unit Operations P.O. Box 2999 Hartford, CT 06104-2999						5.76%
Jefferson National Insurance Company Attn: Separate Accounts C1B 9920 Corporate Campus Suite 1000 Louisville, KY 40223-4051	7.47%		6.13%

*  A shareholder who owns more than 25% of the voting securities of a Portfolio is deemed to “control” the Portfolio under the Act and may heavily influence a shareholder vote.

	Class I-2 Shares
Name and Address of Shareholders	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio		Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
Lincoln Benefit Life Variable Annunity Allstate Financial 544 Lakeview Parkway Vernon Hills, IL 60061-1826			9.52%				17.20%
Lincoln Benefit Life Variable Life Allstate Financial 544 Lakeview Parkway Vernon Hills, IL 60061-1826			14.31%				15.25%
MetLife Investors USA Insurance Co. Separate Account A 4700 Westown Parkway, Suite 200 West Des Moines, IA 50266						11.09%
Minnesota Life 400 Robert Street North AG-4105 Saint Paul, MN 55101-2037				99.56	%*	9.30%
New York Life Investment Management LLC 169 Lackawanna Ave. Parsippany, NJ 07054						16.94%
NFS LLC FEBO FIIOC as agent for Qualified Employee Retirement Plans 4100 Magellan Way Covington, KY 41015-1987						6.36%
NFS LLC FEBO FMTC as Trustee Seagate Small/Mid Cap Core 82 Devonshire Street, Z1M Boston, MA 02109-3605						5.74%
Sun Life of Canada (US) Retirement Products and Services P.O. Box 9134 Wellesley Hills, MA 02481							18.49%
Transamerica Life Insurance Co. 4333 Edgewood Rd NE Cedar Rapids, IA 52499							8.59%
Transamerica Occidental Life 1150 South Olive St., T-24-01 Los Angeles, CA 90015-2209							6.31%
Zurich American Life Insurance Co. Variable Annuity Separate Account 1 Kemper Dr. Bldg. 3 T-1 Long Grove, IL 60049-0001	19.37%		9.13%					35.43	%*

*  A shareholder who owns more than 25% of the voting securities of a Portfolio is deemed to “control” the Portfolio under the Act and may heavily influence a shareholder vote.

	Class S Shares
Name and Address of Shareholders	Alger Capital Appreciation Portfolio		Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger Small Cap Growth Portfolio
Guardian Insurance & Annuity Co. Inc. 3900 Burgess Place Bethlehem, PA 18017	14.64%
Guardian Insurance & Annuity Co. Inc. 3900 Burgess Place Bethlehem, PA 18017	17.63%
Lincoln Benefit Life c/o Allstate Financial 544 Lakeview Pkwy Vernon Hills, IL 60061-1826	31.53	%*	100	%*	94.27	%*
MetLife Insurance Co. of Connecticut 501 Boylston St. Boston, MA 02116	29.64	%*
New York Life Investment Management, LLC. 169 Lackawanna Ave. Parsippany, NJ 07054							100	%*
Nationwide Insurance Company NWVAII P.O. Box 182029 Columbus, OH 43218					5.58%

*  A shareholder who owns more than 25% of the voting securities of a Portfolio is deemed to “control” the Portfolio under the Act and may heavily influence a shareholder vote.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the “Trust Agreement”). Alger Small Cap Growth Portfolio (formerly Alger American SmallCap Growth Portfolio, and Alger American Small Capitalization Portfolio), Alger Growth & Income Portfolio (formerly Alger American Income & Growth Portfolio), Alger Large Cap Growth Portfolio (formerly Alger American LargeCap Growth Portfolio, and Alger American Growth Portfolio), Alger Balanced Portfolio (formerly Alger American Balanced Portfolio, and Alger American Fixed Income Portfolio), Alger Mid Cap Growth Portfolio (formerly Alger American MidCap Growth Portfolio), Alger Capital Appreciation Portfolio (formerly Alger American Capital Appreciation Portfolio, and Alger American Leveraged AllCap Portfolio) and Alger SMid Cap Growth Portfolio (formerly Alger American SMidCap Growth Portfolio, and Alger American SmallCap and MidCap Growth Portfolio) commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993, January 25, 1995, and October 10, 2007, respectively. The Fund offers an unlimited number of shares of seven series, representing the shares of the Portfolios. The Fund’s Board of Trustees may establish additional Portfolios at any time. The word “Alger” in the Fund’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Fund’s license to use the word “Alger” in its name when Alger Management ceases to act as the Fund’s investment manager.

On April 30, 2002, Class S shares were added to the Fund’s Portfolios. The previously existing shares were designated Class O shares on that date, and were redesignated Class I-2 shares on September 23, 2009. Shares of each Portfolio are thus divided into two classes, Class I-2 and Class S, except that each of Alger SMid Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio currently offer only Class I-2 shares.

The classes differ in that (a) each class has a different class designation; (b) only the Class S shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. The Alger Growth & Income Portfolio discontinued Class S shares on December 13, 2006. Alger Balanced Portfolio discontinued Class S shares on November 23, 2010.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of an independent registered public accounting firm. Shareholders generally vote by class within a Portfolio on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Fund.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund’s outstanding shares.

Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Under normal circumstances, other than the shares issued to Alger Inc. in connection with its creation and initial capitalization, the Fund intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolios. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies’ prospectuses or the Plan documents.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund’s portfolio securities to Alger Management, Inc., the Fund’s investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Portfolios of the Fund. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Portfolios to RiskMetrics Group (“RMG”) a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Portfolio.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or RMG, on Management’s behalf, maintains proxy statements received regarding securities held by the Portfolios; records of votes cast on behalf of each Portfolio; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund’s proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or RMG, on Alger Management’s behalf, to vote proxies of securities held by the Portfolios. Except as otherwise addressed by the pre-determined voting guidelines, the proxy will typically be voted per the recommendation of the company’s management.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

INVESTOR AND SHAREHOLDER INFORMATION

Investors and shareholders may contact the Fund toll-free at (800) 992-3863 for further information regarding the Fund and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Fund’s independent public accountants. Each report will show the investments owned by each of the Portfolios and the market values of the investments and will provide other information about the Fund and its operations.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended December 31, 2010 are contained in its Annual Report to Shareholders for that period, and are hereby incorporated by reference. Copies of the Fund’s Annual Report to Shareholders may be obtained by telephoning the Fund at (800) 992-3863.

POTENTIAL CONFLICTS OF INTEREST

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management and its affiliates include a broker-dealer, asset management and other related financial services organizations. As such, it acts as an investor, investment manager, and investment adviser, and has other direct and indirect interests in the equity markets in which the Funds directly and indirectly invest. As a result, Alger Management, and its affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Alger”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include multiple potential advisory, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding Alger Management. A copy of Part 1 of Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

Alger’s Other Activities May Have an Impact on the Funds

Alger Management makes decisions for the Funds in accordance with its obligations as investment adviser of the Funds. However, Alger’s other activities may have a negative effect on the Funds. As a result of the various activities and interests of Alger described above, it is possible that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Alger performs or seeks to perform services. It is also likely that the Funds will undertake transactions in securities in which Alger has direct or indirect interests. In addition, while Alger Management will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Alger (including benefits relating to business relationships of Alger) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by Alger Management for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, Alger Management may make the decision to have Alger or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by the Fund or the Fund’s Board in its discretion.

Alger conducts broker-dealer and other activities. This business may give Alger access to the current status of certain markets, investments and funds. As a result of these activities and the access and knowledge arising from those activities, parts of Alger may be in possession of information in respect of markets, investments and funds, which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Alger disclaims any duty to make any such information available to Alger Management or in particular the personnel of Alger Management making investment decisions on behalf of the Funds.

Alger’s or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Alger or Intermediaries to Promote the Sale of Certain Fund Shares

Alger, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Alger and its personnel, the remuneration and profitability relating to services to and sales of shares of certain Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other Funds that might be provided or offered.

Conflicts may arise in relation to sales-related incentives. Alger and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or its shareholders. Alger and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Alger and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger and its personnel may receive greater compensation or greater profit in connection with the certain Funds than with other Funds. Differentials in compensation may be related to the fact that Alger may pay a portion of its advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger and its personnel to recommend certain Funds over other Funds.

Alger may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Alger regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Alger or the Funds in connection with the distribution of shares in the Funds or other Alger products. For example, Alger may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger’s membership in such organizations allows Alger to participate in these conferences and educational forums and helps Alger interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger’s personnel, including employees of Alger, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Alger, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, Alger or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Alger (including Alger Management) or in which Alger (including Alger Management) or its personnel have interests (collectively, the “Client/Alger Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger’s assets, or amounts payable to Alger rather than a separately identified charge to the Funds, Client/Alger Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/Alger Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds Client/Alger Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/Alger Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/Alger Accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/Alger Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Alger Accounts

Alger has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/Alger Accounts. The Client/Alger Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Alger (including Alger Management).

Alger may manage or advise Client/Alger Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. Transactions in investments by multiple Client/Alger Accounts (including accounts in which Alger and its personnel have an interest), other clients of Alger or Alger itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/Alger Accounts, or the Funds, particularly, but not limited to, in small capitalization or less liquid strategies. Alger Management has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/Alger Accounts in a manner that it considers, in its sole discretion but consistent with its fiduciary obligation to the Funds and Client/Alger Accounts, to be equitable.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/Alger Accounts, but in many other cases the allocations reflect numerous other factors based upon Alger Management’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Funds and Client/Alger Accounts and applying a variety of factors including those described below. Alger Management seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. The application of these factors as described below may result in allocations in which Alger and Alger employees may receive an allocation or an opportunity not allocated to other Client/Alger Accounts or the Fund. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Alger Management will make allocations related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) the expected future capacity of applicable Funds or Client/Alger Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Alger personnel are dedicated to one or more Funds, accounts or clients may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered.

During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as each determines in its sole discretion.

In addition to allocations of limited availability investments, Alger may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Alger deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/Alger Accounts.

Notwithstanding anything in the foregoing, the Funds may or may not receive opportunities sourced by Alger businesses and affiliates. Such opportunities or any portion thereof may be offered to Client/Alger Accounts, Alger or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Alger in its sole discretion. According to Alger Management, the Funds will have no rights and will not receive any compensation related to such opportunities.

Alger Management and/or its affiliates manage accounts of clients of Alger’s separate account business. Such clients receive advice from Alger by means of separate accounts (“Separate Accounts”). With respect to the Funds, Alger Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed (if at all) and, if so, to what extent. While Alger Management and its affiliates will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by Alger Management

Potential Restrictions and Issues Relating to Information Held by Alger

From time to time, Alger may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. Alger Management generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Alger

Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Funds.

Such securities and other assets may constitute a substantial portion of a Fund’s investments.

Alger Management may face a conflict of interest in valuing the securities or assets in a Fund’s portfolio that lack a readily ascertainable market value. Such valuations will affect Alger Management’s compensation. Alger Management will value such securities and other assets in accordance with the valuation policies in the Funds’ procedures.

Potential Conflicts Relating to Alger’s Proprietary Activities and Activities On Behalf of Other Accounts

The results of the investment activities of the Funds may differ significantly from the results achieved by Alger for its proprietary accounts and from the results achieved by Alger for other Client/Alger Accounts. Alger Management will manage the Funds and its other Client/Alger Accounts in accordance with their respective investment objectives and guidelines. However, Alger may give advice, and take action, with respect to any current or future Client/Alger Accounts that may compete or conflict with the advice Alger Management may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

Transactions undertaken by Alger or Client/Alger Accounts may adversely impact the Funds. Alger and one or more Client/Alger Accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. In addition, Alger Management and other Alger affiliates may manage funds or accounts, and Alger may be invested in funds or accounts, that have similar investment objectives or portfolios to that of the Fund, and events occurring with respect to such funds or accounts could affect the performance of the Fund. For example, in the event that withdrawals of capital or performance losses result in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by a Fund falling in value, which could have a material adverse effect on the Fund. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Alger or other Client/Alger Accounts.

In addition, transactions in investments by one or more Client/Alger Accounts and Alger may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, in small capitalization or less liquid strategies. For example, this may occur when portfolio decisions regarding the Funds are based on research or other information that is also used to support portfolio decisions for other Client/Alger Accounts. When Alger or a Client/Alger Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/Alger Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Alger Management may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Alger, including Client/Alger Accounts. When orders are aggregated for execution, it is possible that Alger and Alger employee interests will receive benefits from such transactions, even in limited capacity situations. While Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for a Fund are aggregated for execution with orders for Client/Alger Accounts, in some cases Alger Management will make allocations to accounts in which Alger and/or employees have an interest. Alger Management does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. Alger Management’s policy provides that wrap accounts generally trade after other accounts, including the Funds.

The directors, officers and employees of Alger, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Alger, as the Funds’ Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Funds, Alger Management and its affiliate, the distributor, have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, Client/Alger Accounts managed by Alger Management and the Funds. The Codes of Ethics require that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Alger and one or more Client/Alger Accounts (including the Fund) may also invest in different classes of securities of the same issuer. As a result, one or more Client/Alger Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/Alger Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/Alger Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/Alger Accounts, the Fund, or Alger employees. The Funds may be negatively impacted by Alger’s and other Client/Alger Accounts’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger and other Client/Alger Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of Alger Management may obtain information about the issuer that would be material to the management of other Client/Alger Accounts which could limit the ability of personnel of Alger Management to buy or sell securities of the issuer on behalf of the Funds.

Alger May In-Source or Outsource

Subject to applicable law, Alger, including Alger Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than Investment Adviser to the Fund

Potential Conflicts Relating to Cross Transactions

To the extent permitted by applicable law, the Funds may enter into “cross transactions” (i.e., where an investment adviser causes a Fund to buy securities from, or sell a security to, another client of Alger Management or its affiliates). Alger may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, in a cross transaction, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the transaction (including an account in which Alger or its affiliates may have a proprietary interest) in connection with the purchase of a security by such Fund. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to such entities.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than as Investment Adviser to the Fund

To the extent permitted by applicable law, Alger may act as broker, dealer, or agent for the Funds. It is anticipated that the commissions, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Alger will be in its view commercially reasonable, although Alger, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Alger and such sales personnel at rates and on other terms arranged with Alger.

Alger may be entitled to compensation when it acts in capacities other than as Alger Management, and the Funds will not be entitled to any such compensation.

For example, Alger (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, or in other commercial capacities and no accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Alger of any such fees or other amounts.

When Alger acts as broker, dealer, or agent, or in other commercial capacities in relation to the Fund, Alger may take commercial steps in its own interests, which may have an adverse effect on the Fund.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

To the extent permitted by applicable law, purchases and sales of securities for the Funds may be bunched or aggregated with orders for other Client/Alger Accounts. Alger Management, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a participating Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Alger Management may select brokers (including, without limitation, affiliates of Alger Management) that furnish Alger Management, the Funds, other Client/Alger Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in Alger Management’s views, appropriate assistance to Alger Management in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/Alger Accounts, including in connection with Client/Alger Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/Alger Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/Alger Accounts.

For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/Alger Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/Alger Accounts. To the extent that Alger Management uses soft dollars, it will not have to pay for those products and services itself. Alger Management may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that Alger Management receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by Alger Management.

Alger Management may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services Alger Management believes are useful in its investment decision-making process. Alger Management may from time to time choose not to engage in the above described arrangements to varying degrees.

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or businesses of other divisions or units of Alger and/or its affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”

Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Alger would not be subject to some of those considerations. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Alger. Similar situations could arise if Alger personnel serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger’s businesses, the larger the potential that these restricted list policies will impact investment transactions.

APPENDIX

Description of certain rating categories assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY’S

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:
Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, New York 10003

Transfer Agent:
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
ATTN: The Alger Portfolios
P.O. Box 8480
Boston, Massachusetts 02266-8480

Custodian Bank:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm:
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Counsel:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
NewYork, New York 10038

The Alger Portfolios

Statement
of Additional
Information

May 1, 2011, As Revised October 11, 2011

APPSAI